STATEMENT FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned is the Chief Executive Officer and Treasurer or Principal Accounting Officer of Lexicon United Incorporated. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of Lexicon United Incorporated for the year ended December 31, 2003.

      The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon United Incorporated as of December 31, 2003.

This Certification is executed as of February 15, 2005




                          By: /s/ Elie Saltoun
                              -----------------------------------------
                              Name:  Elie Saltoun
                              Title: Chairman, CEO and Treasurer
                                     (Principal Executive Officer and
                                     Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Lexicon United Incorporated and will be retained by Lexicon and furnished to the Securities and Exchange Commission or its staff upon request.